UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2010

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

We held an annual meeting of our stockholders on June 4, 2010 (the “Annual Meeting”), at which two proposals were submitted to, and approved by, our stockholders.  The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2010.  All four nominated directors were elected to serve until the 2013 annual meeting or until his or her successor is duly elected and qualified and the appointment of Ernst & Young LLP as the Company’s independent auditors for 2010 was ratified.    The following table summarizes the results for the items that were presented for stockholder approval:

ITEM 1:                      ELECTION OF DIRECTORS

Director	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Vicky A. Bailey	33,163,422	1,764,528	12,170,453
David B. Kilpatrick	31,072,399	3,855,551	12,170,453
Jason G. New	33,310,513	1,617,437	12,170,453
J. Robinson West	31,032,969	3,894,981	12,170,453

ITEM 2:	RATIFICATION OF THE AUDIT COMMITTEE’S APPOINTMENT OF ERNST & YOUNG LLP

Number of Votes For	Number of Votes Against	Number of Votes Abstain	Number of Broker Non-Votes
46,737,035	197,150	164,218	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.
By:	/s/ Meg A. Gentle
Name:	Meg A. Gentle
Title:	Senior Vice President and Chief Financial Officer
Date:	June 10, 2010